VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2022 (Unaudited)

Shares		Value
Private Investment Funds(a) - 78.7%
	Diversified – 78.7%
88,688	AEW Cold Storage Fund(b)	$ 100,489,424
32,131,871	AMP Capital Diversified Infrastructure Trust	25,755,774
—	AMP Capital Infrastructure Debt Fund III(b)(c)	15,509,012
38,005	Blackstone Infrastructure Partners LP	61,500,000
226,671	BTG Pactual Open Ended Core US Timberland Fund LP(d)(e)	335,415,146
—	Ceres Farmland Holdings LP(b)(f)	197,199,412
5,687,721	DigitalBridge Credit	5,652,324
40,737,790	Global Diversified Infrastructure Fund	68,264,315
54,033	Hancock Timberland and Farmland Fund LP	56,177,611
207,147	Harrison Street Social Infrastructure Fund LP(b)	271,132,875
162,009	IFC Core Farmland Fund LP(d)(g)	197,891,622
—	IFM Global Infrastructure Fund (Offshore) LP(h)	81,526,338
—	IFM US Infrastructure Debt Fund, LP(i)	14,190,116
90,032,729	IIF Hedged LP	81,191,515
121,515	Jamestown Timberland Fund(d)(g)	159,780,528
24,072	Macquarie Global Infrastructure Fund SCSp	23,157,944
101,592	National Data Center Fund(b)	117,159,479
90,317	Nuveen - Global Farmland Fund(b)	89,304,385
—	RMS Evergreen US Forestland Fund LP(b)(j)	90,432,000
20,174	UBS AgriVest Farmland Fund, Inc.	44,706,059
102,924	US Core Farmland Fund LP(d)(g)	155,768,073
—	Versus Capital Real Assets Sub-REIT ll LLC(d)(k)(l)	121,340,218

	Total Private Investment Funds	2,313,544,170
	(Cost $1,966,705,893)
Common Stocks - 15.4%
	Agricultural Biotech – 0.2%
105,540	Corteva, Inc.	6,203,641
	Agricultural Chemicals – 0.4%
71,200	CF Industries Holdings, Inc.	6,066,240
63,767	Nutrien, Ltd.	4,656,904
		10,723,144
	Agricultural Operations – 0.4%
68,571	Archer-Daniels-Midland Co.	6,366,817
66,962	Bunge, Ltd.	6,680,799
		13,047,616
	Airport Development/Maintenance – 0.5%
62,300	Aena SME SA, 144A(m)	7,809,831
1,461,100	Auckland International Airport, Ltd.(m)	7,246,458
		15,056,289
	Building & Construction-Miscellaneous – 0.3%
341,915	Ferrovial SA	8,952,269
	Building Production-Wood – 0.1%
20,121	Interfor Corp.(m)	312,069
41,533	Stella-Jones, Inc.	1,488,317
		1,800,386
	Building-Heavy Construction – 0.7%
262,880	Cellnex Telecom SA, 144A	8,720,059
61,696,116	China Tower Corp., Ltd., Class H Shares, 144A	6,620,422
38,700	Vinci SA	3,857,887
		19,198,368
	Chemicals-Diversified – 0.2%
18,432	Croda International, PLC	1,466,793
44,953	FMC Corp.	5,610,134
		7,076,927
Shares		Value

	Chemicals-Plastics – 0.0%
268,400	Orbia Advance Corp. SAB de CV	$ 475,879
	Chemicals-Specialty – 0.2%
7,771	Balchem Corp.	948,917
30,019	Koninklijke DSM NV	3,686,172
35,614	Novozymes A/S, Class B Shares	1,806,830
		6,441,919
	Containers-Paper/Plastic – 0.5%
252,506	Graphic Packaging Holding Co.	5,618,258
875,300	Klabin SA	3,310,714
37,966	Metsa Board Oyj, Class B Shares	356,678
3,095	Packaging Corp. of America	395,881
142,211	SIG Group AG	3,107,477
4,135	Sonoco Products Co.	251,036
18,123	Westrock Co.	637,205
		13,677,249
	Diagnostic Equipment – 0.0%
60,417	Neogen Corp.(m)	920,151
	Electric-Distribution – 0.6%
718,850	National Grid PLC	8,611,361
49,600	Sempra Energy	7,665,184
		16,276,545
	Electric-Generation – 0.6%
457,711	Drax Group PLC	3,882,503
322,491	Engie SA	4,613,585
120,867	RWE AG	5,343,256
199,093	SSE, PLC	4,094,734
		17,934,078
	Electric-Integrated – 4.4%
101,700	Ameren Corp.	9,043,164
170,137	American Electric Power Co., Inc.	16,154,508
354,670	CenterPoint Energy, Inc.	10,636,553
106,263	Entergy Corp.	11,954,588
1,493,562	Equatorial Energia SA	7,643,552
139,900	Eversource Energy	11,729,216
211,948	FirstEnergy Corp.	8,889,099
896,551	Hera SpA	2,418,190
234,116	NextEra Energy, Inc.	19,572,098
811,759	PG&E Corp.(m)	13,199,201
129,160	Public Service Enterprise Group, Inc.	7,913,633
163,400	Xcel Energy, Inc.	11,455,974
		130,609,776
	Electronic Measurement Instruments – 0.1%
67,006	Trimble, Inc.(m)	3,387,823
	Fisheries – 0.1%
201,484	Mowi ASA	3,433,347
	Food-Meat Products – 0.1%
36,575	Tyson Foods, Inc., Class A Shares	2,276,794
	Food-Miscellaneous/Diversified – 0.1%
28,306	Kerry Group, PLC, Class A Shares	2,556,891
	Forestry – 0.1%
21,278	Canfor Corp.(m)	334,885
14,887	West Fraser Timber Co., Ltd.	1,074,965
		1,409,850
	Gas-Distribution – 0.9%
213,491	AltaGas, Ltd.	3,686,425
2,000,982	China Resources Gas Group, Ltd.	7,464,767

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2022 (Unaudited) (continued)

Shares		Value

	Gas-Distribution - (continued)
458,498	ENN Energy Holdings, Ltd.	$ 6,404,324
347,436	NiSource, Inc.	9,526,695
		27,082,211
	Machinery-Farm – 0.8%
50,507	AGCO Corp.	7,004,816
273,305	CNH Industrial NV	4,384,359
14,864	Deere & Co.	6,373,089
148,400	Kubota Corp.	2,027,358
14,678	Lindsay Corp.	2,390,312
		22,179,934
	Medical-Drugs – 0.3%
69,993	Bayer AG	3,602,547
25,619	Zoetis, Inc.	3,754,464
		7,357,011
	Office Supplies & Forms – 0.0%
5,195	Avery Dennison Corp.	940,295
	Paper & Related Products – 0.5%
35,167	Cascades, Inc.	219,729
20,338	Holmen AB, Class B Shares	808,334
15,302	Mercer International, Inc.	178,115
20,735	Mondi PLC	354,629
471,000	Nine Dragons Paper Holdings, Ltd.	428,204
35,600	Nippon Paper Industries Co., Ltd.	263,881
303,000	Oji Holdings Corp.	1,223,813
19,738	Smurfit Kappa Group PLC	731,497
228,429	Stora Enso Oyj, Class R Shares	3,220,737
118,700	Suzano SA	1,084,538
74,250	Svenska Cellulosa AB SCA, Class B Shares	940,352
158,862	UPM-Kymmene Oyj	5,944,837
		15,398,666
	Pastoral & Agricultural – 0.2%
77,547	Darling Ingredients, Inc.(m)	4,853,667
	Pipelines – 1.2%
63,283	Cheniere Energy, Inc.	9,489,919
419,700	Enbridge, Inc.	16,403,637
908,846	Equitrans Midstream Corp.	6,089,268
62,391	Targa Resources Corp.	4,585,738
		36,568,562
	Public Thoroughfares – 0.7%
2,349,229	Transurban Group	20,668,181
	Steel Pipe&Tube – 0.1%
10,924	Valmont Industries, Inc.	3,612,239
	Transport-Rail – 0.9%
106,770	Canadian Pacific Railway, Ltd.	7,960,437
224,900	CSX Corp.	6,967,402
137,000	East Japan Railway Co.	7,803,240
84,734	West Japan Railway Co.	3,679,093
		26,410,172
	Water – 0.2%
12,126,808	Aguas Andinas SA, Class A Shares	2,800,639
123,800	Severn Trent PLC	3,955,180
		6,755,819

	Total Common Stocks	453,285,699
	(Cost $458,782,081)
Shares		Value

Real Estate Investment Trust - 1.2%
	REITS-Diversified – 1.2%
18,000	American Tower Corp., REIT	$ 3,813,480
106,600	Crown Castle, Inc, REIT	14,459,224
55,691	PotlatchDeltic Corp., REIT	2,449,847
87,467	Rayonier, Inc., REIT	2,882,912
24,700	SBA Communications Corp., REIT	6,923,657
102,801	Weyerhaeuser Co., REIT	3,186,831
		33,715,951

	Total Real Estate Investment Trust	33,715,951
	(Cost $40,911,864)
Par
Corporate Debt - 3.5%
	Cable/Satellite TV – 0.3%
$1,480,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	1,163,192
2,710,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	2,343,337
1,180,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 2.80%, 4/1/2031	921,350
	CSC Holdings, LLC,
595,000	4.63%, 12/1/2030, 144A	330,129
1,238,000	4.50%, 11/15/2031, 144A	861,263
695,000	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.88%, 8/15/2027	623,109
171,000	DISH DBS Corp., 144A, 5.25%, 12/1/2026	144,360
720,000	GCI, LLC, 144A, 4.75%, 10/15/2028	606,035
200,000	Telenet Finance Luxembourg Notes Sarl, 144A, 5.50%, 3/1/2028	182,000
315,000	UPC Broadband Finco BV, 144A, 4.88%, 7/15/2031	262,650
1,310,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030	1,096,732
175,000	VZ Secured Financing BV, 144A, 5.00%, 1/15/2032	142,526
315,000	Ziggo Bond Co. BV, 144A, 5.13%, 2/28/2030	254,878
		8,931,561
	Cellular Telecom – 0.1%
430,000	Altice France SA, 144A, 5.50%, 1/15/2028	337,666
	T-Mobile USA, Inc.,
1,252,000	3.50%, 4/15/2031	1,083,887
840,000	3.40%, 10/15/2052	568,204
525,000	Vodafone Group, PLC, 7.00%, 4/4/2079	528,565
		2,518,322
	Electric-Distribution – 0.0%
960,000	Sempra Energy, 4.88%, 10/15/2070	890,093
	Electric-Generation – 0.0%
590,000	Atlantica Sustainable Infrastructure PLC, 144A, 4.13%, 6/15/2028	524,277

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2022 (Unaudited) (continued)

Par		Value
	Electric-Integrated – 0.7%
$2,065,000	AES Corp., 2.45%, 1/15/2031	$ 1,647,583
	American Electric Power Co., Inc.,
1,105,000	4.30%, 12/1/2028	1,057,553
835,000	3.25%, 3/1/2050	564,631
1,050,000	CMS Energy Corp., 4.75%, 6/1/2050	910,832
1,000,000	Dominion Energy, Inc., 3.90%, 10/1/2025	974,907
1,660,000	DTE Electric Co., 2.63%, 3/1/2031	1,415,519
1,660,000	Duke Energy Carolinas, LLC, 2.45%, 8/15/2029	1,426,911
505,000	Emera US Finance LP, 3.55%, 6/15/2026	473,662
870,000	Emera, Inc., 3L + 5.44% , 6.75%, 6/15/2076(n)	838,654
1,845,000	Entergy Corp., 2.80%, 6/15/2030	1,562,610
560,000	FirstEnergy Corp., 3.40%, 3/1/2050	370,482
	NextEra Energy Capital Holdings, Inc.,
1,320,000	3L + 2.13%, 6.89%, 6/15/2067(n)	1,116,858
260,000	3.80%, 3/15/2082	212,191
870,000	Pacific Gas and Electric Co., 4.95%, 7/1/2050	677,842
934,000	PPL Capital Funding, Inc., 3L + 2.67%, 7.39%, 3/30/2067(n)	805,108
1,770,000	Public Service Co. of Colorado, 1.88%, 6/15/2031	1,413,469
1,775,000	Southern California Edison Co., 2.25%, 6/1/2030	1,465,861
	Southern Co.,
1,665,000	3.70%, 4/30/2030	1,506,635
125,000	3L + 3.63%, 8.40%, 3/15/2057(n)	125,000
1,210,000	WEC Energy Group, Inc., 3L + 2.11%, 6.72%, 5/15/2067(n)	1,015,238
		19,581,546
	Gas-Distribution – 0.1%
1,960,000	NiSource, Inc., 2.95%, 9/1/2029	1,704,079
1,659,000	Sempra Global, 144A, 3.25%, 1/15/2032	1,327,340
		3,031,419
	Independent Power Producer – 0.1%
1,095,000	Calpine Corp., 144A, 5.13%, 3/15/2028	979,289
1,158,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	962,905
	NRG Energy, Inc.,
1,435,000	2.45%, 12/2/2027, 144A	1,191,201
795,000	3.63%, 2/15/2031, 144A	605,808
		3,739,203
	Internet Connective Services – 0.0%
980,000	Cogent Communications Group, Inc., 144A, 3.50%, 5/1/2026	891,494
	Internet Telephony – 0.0%
1,235,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	1,023,770
Par		Value
	Machinery-Construction & Mining – 0.1%
$1,070,000	Caterpillar, Inc., 2.60%, 4/9/2030	$ 932,731
251,000	Terex Corp., 144A, 5.00%, 5/15/2029	225,906
		1,158,637
	Machinery-Pumps – 0.0%
685,000	Mueller Water Products, Inc., 144A, 4.00%, 6/15/2029	602,817
	Non-hazardous Waste Disposal – 0.1%
595,000	GFL Environmental, Inc., 144A, 3.50%, 9/1/2028	523,872
1,410,000	Waste Connections, Inc., 4.20%, 1/15/2033	1,313,915
		1,837,787
	Oil Refining & Marketing – 0.1%
1,116,000	Parkland Corp., 144A, 4.50%, 10/1/2029	931,538
423,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029	370,609
		1,302,147
	Pipelines – 1.4%
1,110,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029	1,016,305
1,385,000	Buckeye Partners LP, 4.13%, 12/1/2027	1,213,883
1,025,000	Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039	795,498
1,120,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	1,014,487
455,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A, 5.63%, 5/1/2027	423,933
	DCP Midstream Operating LP,
390,000	3L + 3.85%, 5.85%, 5/21/2043, 144A(n)	381,401
290,000	5.60%, 4/1/2044	270,903
1,180,000	DT Midstream, Inc., 144A, 4.13%, 6/15/2029	1,016,021
1,090,000	Enbridge, Inc., 3.13%, 11/15/2029	952,713
	Energy Transfer LP,
335,000	6.75%, 5/15/2025	291,031
325,000	7.13%, 5/15/2030	272,188
525,000	3L + 3.02%, 7.83%, 11/1/2066(n)	406,088
670,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	621,062
	Enterprise Products Operating, LLC,
1,565,000	2.80%, 1/31/2030	1,332,972
365,000	3L + 3.03%, 5.25%, 8/16/2077(n)	294,057
180,000	3L + 2.99%, 7.63%, 8/16/2077(n)	163,157
9,923,250	EPIC Y-Grade Services LP, 6L + 6.00%, 11.10%, 6/30/2027(n)(o)	8,930,925
1,485,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029	1,249,475
460,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	437,555

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2022 (Unaudited) (continued)

Par		Value
	Pipelines - (continued)
$995,000	Hess Midstream Operations LP, 144A, 5.50%, 10/15/2030	$ 911,625
1,078,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/2028	983,380
	Kinder Morgan, Inc.,
1,595,000	4.30%, 3/1/2028	1,530,801
275,000	2.00%, 2/15/2031	213,527
555,000	Kinetik Holdings LP, 144A, 5.88%, 6/15/2030	521,219
740,000	MPLX LP, 3L + 4.65%, 6.88%, 8/15/2071(n)	732,600
790,000	NuStar Logistics LP, 5.75%, 10/1/2025	760,812
945,000	ONEOK, Inc., 3.10%, 3/15/2030	793,986
7,446,413	Paradigm Midstream, LLC, SOFR + 5.25%, 9.87%, 9/5/2024(n)(o)	7,223,020
195,000	Plains All American Pipeline LP, 3L + 4.11%, 8.72%, 11/15/2171(n)	169,650
820,000	Plains All American Pipeline LP / PAA Finance Corp., 3.55%, 12/15/2029	712,770
1,127,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	976,016
320,000	Targa Resources Corp., 4.20%, 2/1/2033	276,227
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
515,000	4.88%, 2/1/2031	465,714
1,565,000	4.00%, 1/15/2032	1,318,888
1,120,000	TransCanada PipeLines, Ltd., 3L + 2.21%, 6.82%, 5/15/2067(n)	882,034
1,115,000	Western Midstream Operating LP, 4.75%, 8/15/2028	1,020,292
		40,576,215
	REITS-Diversified – 0.1%
865,000	American Tower Corp., REIT, 3.10%, 6/15/2050	547,861
770,000	Crown Castle, Inc, 5.20%, 2/15/2049	696,099
	Digital Realty Trust LP,
430,000	3.70%, 8/15/2027, REIT	399,712
660,000	3.60%, 7/1/2029, REIT	590,893
915,000	Equinix, Inc., REIT, 3.20%, 11/18/2029	798,435
760,000	SBA Communications Corp., REIT, 3.88%, 2/15/2027	687,962
		3,720,962
	Rental Auto/Equipment – 0.0%
725,000	Ashtead Capital, Inc., 144A, 4.25%, 11/1/2029	651,408
	Retail-Propane Distribution – 0.1%
1,252,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031	1,065,774
	Telecom Services – 0.0%
1,160,000	Frontier Communications Holdings, LLC, 144A, 5.00%, 5/1/2028	1,013,852
Par		Value
	Telephone-Integrated – 0.2%
$1,070,000	AT&T, Inc., 3.80%, 2/15/2027	$ 1,022,735
425,000	Consolidated Communications, Inc., 144A, 6.50%, 10/1/2028	331,313
2,120,000	Level 3 Financing, Inc., 144A, 4.63%, 9/15/2027	1,768,610
	Verizon Communications, Inc.,
1,000,000	4.33%, 9/21/2028	963,487
1,090,000	2.65%, 11/20/2040	739,753
420,000	Zayo Group Holdings, Inc., 144A, 4.00%, 3/1/2027	311,103
		5,137,001
	Television – 0.0%
865,000	Videotron, Ltd., 144A, 3.63%, 6/15/2029	729,887
	Transport-Rail – 0.1%
1,000,000	Canadian National Railway Co., 3.85%, 8/5/2032	932,176
1,000,000	CSX Corp., 4.10%, 11/15/2032	940,614
1,185,000	Union Pacific Corp., 2.40%, 2/5/2030	1,016,440
		2,889,230

	Total Corporate Debt	101,817,402
	(Cost $112,639,626)
Shares
Short-Term Investment - 1.0%
30,086,846	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 4.21%	30,086,846
	(Cost $30,086,846)
	Total Investments - 99.8%	2,932,450,068
	(Cost $2,609,126,310)
	Other Assets - 0.2%	7,331,161
	Net Assets - 100.0%	$2,939,781,229

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2022 (Unaudited) (continued)

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 9.0% of this fund.
(d)	Affiliated issuer.
(e)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 14.4% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 2.8% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 11.5% of this Fund.
(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(l)	Security value was determined by using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(o)	The variable rate is subject to a contractual interest rate floor.
Portfolio Abbreviations:
144A - Rule 144A Security
3L - 3 Month London Inter-bank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - 30 Day Secured Overnight Financing Rate
Industry	% of Net Assets
Diversified	78.7%
Electric-Integrated	5.1%
Pipelines	2.6%
REITS-Diversified	1.3%
Gas-Distribution	1.0%
Short-Term Investment	1.0%
Transport-Rail	1.0%
All Other Industries	9.1%
Other Assets net of Liabilities	0.2%
Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2022 (Unaudited)

Securities Valuation - Consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:
•  Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.
•  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.
The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.
For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2022 (Unaudited) (continued)

Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Fund's valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The December 31, 2022 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its December 31, 2022 NAV calculation.
Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in Versus Capital Real Assets Sub-REIT LLC and Versus Capital Real Assets Sub-REIT II (“the Sub-REITs”) at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. The Sub-REITs merged effective December 30, 2022, and Versus Capital Real Assets Sub-REIT II is the surviving entity. The Portfolio of Investments reflects the December 31, 2022 value of Versus Capital Real Assets Sub-REIT II post-merger.
At December 31, 2022, Versus Capital Real Assets Sub-REIT II LLC owned: an alfalfa property in Bent County, Colorado fair valued at approximately $19.3 million; almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $40.6 million, net of property level debt; a citrus property in Collier County, Florida fair valued at approximately $35.0 million; and a hazelnut property in Benton County, Oregon fair valued at approximately $22.8 million.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:
	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Fund (Sub-REIT)*	$121,340,218	$—	$—	$121,340,218
Common Stocks*	453,285,699	290,795,623	162,490,076	—
Corporate Bonds*	101,817,402	—	101,817,402	—
Real Estate Investment Trust*	33,715,951	33,715,951	—	—
Short-Term Investment*	30,086,846	30,086,846	—	—
Subtotal	$740,246,116	$354,598,420	$264,307,478	$121,340,218
Private Investment Funds (held at NAV)*	2,192,203,952
Total	$2,932,450,068
*	See Portfolio of Investments for industry breakout.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2022 (Unaudited) (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total at 12/31/2022	Private Investment Fund (Sub-REIT)
Balance as of 03/31/2022	$114,139,705	$114,139,705
Transfers into Level 3	—	—
Net purchases (sales)	—	—
Accretion and Amortization	—	—
Realized Gain	—	—
Change in unrealized gain/loss	7,200,513	7,200,513
Balance as of 12/31/2022	$121,340,218	$121,340,218
Sub-REITs are categorized as Level 3 of the fair value hierarchy and their fair values are largely based upon the externally appraised values of the underlying properties that they hold. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REITs. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at December 31, 2022:
Category	Total Fair Value at 12/31/2022	Valuation Technique	Unobservable Inputs	Input Range
Private Investment Funds (Sub REIT II)	$121,340,218	Appraised Value	Discount Rates	5.0% - 9.5%
			Cost Per Net Acre	$16,000
			Sales Price Per Acre	$2,500 - $11,000
Balance as of 12/31/2022	$121,340,218
Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.
Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.
Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2022 (Unaudited) (continued)

rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has continued raising interest rates in light of recent inflationary pressures and interest rates may continue to increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of December 31, 2022, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets
AEW Cold Storage Fund	5/4/2022	88,688	—	$100,585	$100,489	$—	3.4%
AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	—	25,005	25,756	—	0.9%
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	9.0%	16,236	15,509	—	0.5%
Blackstone Infrastructure Partners LP	3/31/2019	38,005	—	46,232	61,500	—	2.1%
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	226,671	—	256,764	335,415	—	11.4%
Ceres Farmland Holdings LP	11/6/2017	—	14.4%	135,000	197,199	—	6.7%
DigitalBridge Credit	12/19/2022	5,687,721	—	5,735	5,652	14,312	0.2%
Global Diversified Infrastructure Fund	9/18/2017	40,737,790	—	67,153	68,264	—	2.3%
Hancock Timberland and Farmland Fund LP	9/18/2017	54,033	—	55,073	56,178	35,000	1.9%
Harrison Street Social Infrastructure Fund LP	7/2/2018	207,147	—	225,000	271,133	—	9.2%
IFC Core Farmland Fund LP	10/25/2019	162,009	—	179,474	197,892	44,141	6.7%
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	0.2%	64,221	81,526	—	2.8%
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	2.8%	15,016	14,190	—	0.5%
IIF Hedged LP	9/18/2017	90,032,729	—	75,126	81,192	—	2.8%
Jamestown Timberland Fund	7/2/2018	121,515	—	135,010	159,781	—	5.4%
Macquarie Global Infrastructure Fund SCSp	3/15/2022	24,072	—	24,186	23,158	25,928	0.8%
National Data Center Fund	4/1/2021	101,592	—	107,067	117,160	—	4.0%
Nuveen - Global Farmland Fund	7/28/2020	90,317	—	88,897	89,304	86,103	3.1%
RMS Evergreen US Forestland Fund LP	9/18/2017	—	11.5%	75,480	90,432	—	3.1%
UBS AgriVest Farmland Fund, Inc.	7/1/2019	20,174	—	40,169	44,706	—	1.5%

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2022 (Unaudited) (continued)

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets
US Core Farmland Fund LP	9/18/2017	102,924	—	$127,275	$155,768	$—	5.3%
Versus Capital Real Assets Sub-REIT ll LLC	9/29/2017	—	100.0%	102,002	121,340	—	4.1%
Total				$1,966,706	$2,313,544	$205,484	78.7%
(a)	The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At December 31, 2022, the Fund has an additional outstanding unfunded commitment of $100 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.
Security	Redemption Request(a)	Redemption Notice(b)	Lock Up Period
AEW Cold Storage Fund	-	(c),(d)
AMP Capital Diversified Infrastructure Trust	Full	(d),(e)
AMP Capital Infrastructure Debt Fund III	-	(d),(f)
Blackstone Infrastructure Partners LP	-	90 Days(d),(g)	6 years, initial investment
BTG Pactual Open Ended Core US Timberland Fund LP	Partial	90 Days(d),(h)	2 years, subsequent investments
Ceres Farmland Holdings LP	-	(d),(i)	1 year, subsequent investments
DigitalBridge Credit	-	(d)
Global Diversified Infrastructure Fund	-	(d),(j)
Hancock Timberland and Farmland Fund LP	-	(d),(k)	3 years, subsequent investments
Harrison Street Social Infrastructure Fund LP	-	90 Days(d),(l)
IFC Core Farmland Fund LP	-	(d),(m)
IFM Global Infrastructure Fund (Offshore) LP	Partial	45 Days(d),(n)
IFM US Infrastructure Debt Fund, LP	-	60 Days(d),(o)
IIF Hedged LP	-	(d),(p)
Jamestown Timberland Fund	-	(d),(q)
Macquarie Global Infrastructure Fund SCSp	-	90 Days(d),(r)	5 years, initial investment
National Data Center Fund	-	90 Days(d),(s)	5 years, initial investment
Nuveen - Global Farmland Fund	-	(d),(t)	3 years, initial investment
RMS Evergreen US Forestland Fund LP	-	(d),(u)
UBS AgriVest Farmland Fund, Inc.	-	60 Days(d),(v)
US Core Farmland Fund LP	-	(d),(w)
Versus Capital Real Assets Sub-REIT ll LLC	-	(d),(x)
(a)	The Fund submitted a partial or full redemption request, as described below, prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.
(b)	The investment funds provide for a quarterly redemption subject to the notice period listed.
(c)	The fund may offer redemption requests with new capital raise periods. Redemption requests must be made within 10 business days of the offer notice.
(d)	Restricted Securities.
(e)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(f)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(g)	Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2022 (Unaudited) (continued)

(h)	Redemptions are provided quarterly with 90 days prior written notice.
(i)	Each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.
(j)	Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.
(k)	The notice period for redemption is annually and must be submitted by April 30th in any given year.
(l)	Notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.
(m)	The Fund will repurchase shares upon six months advanced notice of a redemption request.
(n)	Initiating the redemption process requires a written notification 45 days prior quarter end.
(o)	60 day written notice.
(p)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(q)	A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(r)	The first $50 million of shares purchased are subject to an initial lock-up period expiring in March 2027; thereafter redemptions are provided quarterly with 90 days prior written notice
(s)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 90 days prior to the end of that quarter.
(t)	Shares are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.
(u)	Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(v)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter.
(w)	A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(x)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.